UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2011

ARCTIC CAT INC.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-18607	41-1443470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Hwy 169 North Suite 1000
Plymouth, Minnesota		55441
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 354-1800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On March 21, 2011, the Board of Directors of the Company, upon recommendation of the Governance Committee, approved an amendment to the Arctic Cat Inc. 2007 Omnibus Stock and Incentive Plan (the “Plan”) to modify the terms of the Company’s automatic annual option grant to non-employee directors to provide for annual grants of Awards with such terms as the Board in its discretion may determine.

Effective April 1, 2011 each non-employee member of the Board of Directors received an option to purchase 6,000 shares of common stock and 1,585 restricted stock units (“RSUs”), each option and RSU vesting over three years. Also, effective April 1, 2011, the following executive officers received stock options exercisable at the Fair Market Value of the Company’s common stock on April 1, 2011 and restricted stock units, each option and RSU vesting over three years, for the number of shares indicated: Claude J. Jordan, 83,228 options and 9,987 RSUs; Christopher A. Twomey, 6,000 options and 1,585 RSUs; Timothy C. Delmore, 33,291 options and 3,995 RSUs; Paul Fisher, 15,853 options and 1,902 RSUs; Mary Ellen Walker, 17,570 options and 2,108 RSUs; William G. Nee, 15,853 options and 1,902 RSUs; Bradley D. Darling, 23,647 options and 2,838 RSUs; Roger H. Skime, 15,853 options and 1,902 RSUs.

A summary of the Plan is contained in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 1, 2009, and is incorporated herein by reference. A copy of the Second Amendment to the Plan, the amended form of Director Non-Qualified Stock Option Agreement, the new form of Restricted Stock Unit Agreement for Non-Employee Directors and the new form of Restricted Stock Unit Agreement for Executive Officers are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Second Amendment to Arctic Cat Inc. 2007 Omnibus Stock and Incentive Plan

10.2	Amended Form of Director Non-Qualified Stock Option Agreement

10.3	Form of Restricted Stock Unit Agreement for Non-Employee Directors.

10.4	Form of Restricted Stock Unit Agreement for Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCTIC CAT INC.
(Registrant)

Date: April 5, 2011	/s/ TIMOTHY C. DELMORE
Timothy C. Delmore
Chief Financial Officer

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

10.1	Second Amendment to Arctic Cat Inc. 2007 Omnibus Stock and Incentive Plan

10.2	Amended Form of Director Non-Qualified Stock Option Agreement

10.3	Form of Restricted Stock Unit Agreement for Non-Employee Directors.

10.4	Form of Restricted Stock Unit Agreement for Executive Officers.